POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 27th day of December 2024.

/s/ John E. Baumgardner, Jr. John E. Baumgardner, Jr.

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 15th day of January 2025.

/s/ David C. Brown David C. Brown

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 27th day of December 2024.

/s/ Diane Durnin Diane Durnin

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 21st day of December 2024.

/s/ Benjamin M. Friedman Benjamin M. Friedman

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 29th day of December 2024.

/s/ Craig C. MacKay Craig C. MacKay

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 22nd day of December 2024.

/s/ Lorraine H. Monchak Lorraine H. Monchak

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 20th day of December 2024.

/s/ Thomas J. Perna Thomas J. Perna

POWER OF ATTORNEY

I, the undersigned trustee or officer of VICTORY PORTFOLIOS IV and VICTORY VARIABLE INSURANCE FUNDS II (each, a “Trust” and collectively, the “Trusts”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of a Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 20th day of December 2024.

/s/ Fred J. Ricciardi Fred J. Ricciardi